EXHIBIT 10(a)




                      Sutherland, Asbill & Brennan, L.L.P.
                    Atlanta o Austin o New York o Washington

1275 PENNSYLVANIA AVENUE, N.W.                             TEL:   (202) 383-0100
     WASHINGTON, D.C. 20004-2404                           FAX:   (202) 637-3593

              STEPHEN E. ROTH
           DIRECT LINE: (202) 383-0158
           Internet: sroth@sablaw.com




                                 April 15, 1997


VIA EDGARLINK
-------------

Board of Directors
First Citicorp Life Insurance Company
One Court Square - 25th Floor
Long Island City, NY  11120

Ladies and Gentlemen:

                  We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 5 to the registration statement on Form N-4 for First Citicorp Life Variable Annuity Separate Account (File No. 33-83354). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                  Very truly yours,

                                            SUTHERLAND, ASBILL & BRENNAN



                                                  By: /s/ Stephen E. Roth
                                                      -------------------
                                                          Stephen E. Roth